Exhibit 10.13

                       FRONTIER COMMUNICATIONS CORPORATION


                 AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN


                   (As Amended and Restated December 29, 2008)



                                    SECTION 1

                                     PURPOSE
                                     -------

     The purpose of the Frontier Communications Corporation Amended and Restated 2000 Equity Incentive Plan (the "Plan") is to provide compensation incentives for high levels of performance and productivity by individuals who provide services to the Company. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding individuals upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent, as well as encourage such individuals to have a greater personal financial investment in the Company through ownership of its common stock.



                                    SECTION 2

                                   DEFINITIONS
                                   -----------

     When used herein, the following terms have the following meanings:

     (a) "AFFILIATE" means any company controlled by the Company, controlling the Company or under common control with the Company.

     (b) "AWARD" means an award granted to any Eligible Individual in accordance with the provisions of the Plan.

     (c) "AWARD AGREEMENT" means the written agreement or certificate evidencing the terms of the Award granted to an Eligible Individual under the Plan.

     (d)  "BENEFICIARY"  means  the  beneficiary  or  beneficiaries   designated
pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Individual.

     (e) "BOARD" means the Board of Directors of the Company.

     (f) A "CHANGE IN CONTROL" shall mean the occurrence of any of the following events with respect to the Company:

          (i) (A) a third "person" (other than an employee benefit plan of the Company), including a "group", as those terms are used in Section 13(d) of the Exchange Act, is or becomes the beneficial owner (as that term is used in said Section 13(d)) of stock having twenty percent (20%) or more of the total number of votes that may be cast for the election of members of the Board or twenty percent (20%) or more of the fair market value of the Company's issued and outstanding stock, or (B) the receipt by the Company of any report, schedule, application or other document filed with a state or federal governmental agency or commission disclosing such ownership or proposed ownership.

          (ii)  approval  by  the   stockholders  of  the  Company  of  any  (1)
     consolidation or merger or sale of assets of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as they held immediately before, or (2) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or businesses of the Company;

          (iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

          Notwithstanding anything in this Plan or any Award Agreement to the contrary, to the extent any provision of this Plan or an Award Agreement would cause a payment of deferred compensation that is subject to Section 409A to be made upon the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a "change in ownership", "change in effective control" or "change in ownership of a substantial portion of the Company's assets" within the meaning of Section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control.

     (g) "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered as well as any successor provisions and any applicable regulations.)

     (h) "COMPANY" means Frontier Communications Corporation and its successors and assigns.

     (i) "COMMITTEE" means the Compensation Committee of the Board of Directors of the Company.

     (j) "COVERED EMPLOYEE" means any Participating Company employee with respect to whom the Company could be subject to the deductibility limitation imposed by Section 162(m) of the Code.

     (k) "EFFECTIVE DATE" means, with respect to this second amendment and restatement of the Plan, January 1, 2005, which is the Section 409A compliance date, and as set forth in Section 17 with respect to each prior version of the Plan.

     (l) "ELIGIBLE INDIVIDUAL" means a director, officer, or employee of any Participating Company or an individual who performs services for the Company directly or indirectly as a director, consultant or otherwise whose judgment, initiative and efforts, in the judgment of the Committee, foster the continued efficiency, productivity, growth and development of any Participating Company. Where required by the context, "Eligible Individual" includes an individual who has been granted an Award but is no longer performing services for any Participating Company.

     (m) "FAIR MARKET VALUE" means, unless another reasonable method for determining fair market value is specified by the Committee, which method shall be one that is deemed to constitute fair market value for purposes of Section 409A to the extent it is used with respect to an Option or SAR, the average of the high and low sales prices of a share of the appropriate Series of Stock as reported by the New York Stock Exchange (or if such shares are listed on another national stock exchange or national quotation system, as reported or quoted by such exchange or system) on the date in question or, if no such sales were reported for such date, for the most recent date on which sales prices were quoted.

     (n) "FAMILY MEMBER" AND "FAMILY TRUST" shall have the same meanings as are employed from time to time by the SEC for the purpose of the exception to the rules promulgated by the SEC which limit transferability of stock options and stock awards for purposes of Section 16 of the Exchange Act and/or the use of Form S-8 under the Securities Act. For the purposes of the Plan, the phrases "Family Member" and "Family Trust" shall be further limited, if necessary, so that neither the transfer to a Family Member or Family Trust nor the ability of a Participant to make such a transfer shall have adverse consequences to the Company or a Participant by reason of Section 162(m) of the Code.

     (o) "FRONTIER PENSION PLANS" means any of the Company's non-contributory defined-benefit qualified retirement plans in effect and applicable on the date in question.

     (p) "OPTION" means an option to purchase Stock, including Restricted Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

     (q) "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company; provided, however, for incentive stock options only, "Participating Company" means the Company, any corporation or other entity which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in
Section  425(f) of the Code;  and further  provided  that, for Awards covered by
Section 409A only, "Participating Company" means the Company and any corporation or other entity which at the time such option is granted under the Plan would, together with the Company, be considered a single person under Section 414(b) or
(c) of the Code.

     (r) "PARTICIPANT" means an Eligible Individual who has been or is being granted an Award. When required by the context, the definition of Participant shall include an individual who has been granted an Award but is no longer an employee of any Participating Company.

     (s) "PERFORMANCE-BASED EXCEPTION" means the performance-based exception to the deductibility limitation of Section 162(m) of the Code.

     (t) "PERFORMANCE PERIOD" means a period of one or more years over which performance is measured in connection with an Award that is intended to meet the requirements of the Performance-Based Exception.

     (u)  "PERFORMANCE   SHARE"  means  a  performance   share  subject  to  the
requirements of Section 6 and awarded in accordance with the terms of the Plan.

     (v) "PHANTOM STOCK" means a unit whose value is determined solely by reference to the value of one or more shares of Stock. Awards of Phantom Stock may be made pursuant to Section 9.

     (w) "PLAN" means the Frontier Communications Corporation Amended and Restated 2000 Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

     (x) "RESTRICTED STOCK" means Stock delivered under the Plan subject to the requirements of Section 7 and such other terms and restrictions as the Committee deems appropriate or desirable.

     (y) "SEC" means the Securities and Exchange Commission. "Exchange Act" means the Securities Exchange Act of 1934. "Rule 16b-3" shall mean such rule promulgated by the SEC under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Sections 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from, Section 16(b). "Securities Act" means the Securities Act of 1933. Reference to any section of the Securities Act, Exchange Act or any rule promulgated thereunder shall include any successor section or rule.

     (z) "SECTION 409A" means Section 409A of the Code and the regulations and any other guidance promulgated thereunder.

     (aa) "STOCK" means the Common Stock of the Company and any successor Common Stock.

     (bb) "TERMINATION WITHOUT CAUSE" means termination of employment with a Participating Company by the employer for any reason other than death, Total Disability or termination for deliberate, willful or gross misconduct, and also means voluntary termination of employment by employee.

     (cc) "TOTAL DISABILITY" means the complete and permanent inability of an Eligible Individual to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Company deems appropriate or necessary; provided, however, that to the extent any provision of this Plan or any Award Agreement under this Plan would cause a payment of deferred compensation to be made upon the occurrence of a Participant's Total Disability, then such payment shall not be made unless such Total Disability also constitutes a "disability" within the meaning of Section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the time of payment schedule that would have applied in the absence of a Total Disability.



                                    SECTION 3

                           SHARES SUBJECT TO THE PLAN
                           --------------------------

     (a) Subject to adjustment as provided in Section 14 hereof, 13,517,241 shares of Stock (representing the 12,500,000 shares of Stock previously approved by the Company's stockholders, as adjusted pursuant to Section 14 of the Plan) are hereby reserved for issuance pursuant to Awards under the Plan. Awards of Phantom Stock or share units that, by the terms of such Awards, are payable solely in cash shall not be subject to such limit; provided, however, that such Awards shall be subject to a separate limit such that the value of all such Awards granted under the Plan, measured as of the date of grant, shall be determined by reference to no more than 1,000,000 shares of Stock. Shares of Stock reserved for issuance under the Plan shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. The term "issued" shall include all deliveries to a Participant of shares of Stock pursuant to Awards under the Plan. The Committee may, in its discretion, decide to award other shares issued by the Company that are convertible into Stock or make such shares subject to purchase by an option, in which event the maximum number of shares of Stock into which such shares may be converted shall be used in applying the aggregate share limit under this
Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible shares.

     (b) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or a cancellation of an Option or a Performance Share, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan, or to have been subject to the Plan; provided, however, that the counting of shares of Stock subject to Awards granted under the Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act.

     (c) With respect to any Award constituting an Option granted to any Eligible Individual who is a Covered Employee that is canceled, the number of shares of Stock originally subject to such Award shall continue to count in accordance with Section 162(m) of the Code.

     (d) Unless the Committee otherwise determines, shares of Stock received by the Company in connection with the exercise of Options by delivery of shares or in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan for the limit set forth in Section 3(a) hereof.

                                    SECTION 4

                      GRANT OF AWARDS AND AWARD AGREEMENTS
                      ------------------------------------

     (a) Subject to and in furtherance of the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Eligible Individuals or groups of Eligible Individuals to whom Awards are to be granted;
(ii) grant Awards to Eligible Individuals; (iii) determine the form or forms of Award to be granted to any Eligible Individual; (iv) determine the amount or number of shares of Stock, including Restricted Stock if the Committee so determines, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) determine the rights of each Participant after employment has terminated and the periods during which such rights may be exercised; (vii) establish and modify performance objectives;
(viii) determine whether and to what extent Eligible Individuals shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (ix) determine the price at which shares of Stock may be offered under each Award which price may, except in the case of Options, be zero; (x) permit cashless exercise of Options and other Awards of a sale, loan or other nature covering exercise prices and/or income taxes; (xi) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (xii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder. Awards granted to different Eligible Individuals or Participants need not be identical and, in addition, may be modified in different respects by the Committee.

     (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

     (c) The Committee may, prospectively or retroactively, modify or amend the terms of any Award granted under the Plan or waive any restrictions or conditions applicable to any Award or the exercise or realization thereof (except that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 409A or Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body). Notwithstanding the foregoing, no such amendment, modification or waiver may alter the terms of any Option to reduce the Option price per share (or alter any SAR to reduce the exercise price of the SAR). Further, the Committee may not, without the approval of shareholders, cancel any outstanding Option and replace it with a new Option with a lower Option price (or cancel any SAR and replace it with a new SAR with a lower exercise price) where the economic effect would be the same as reducing the Option price of the cancelled Option (or reducing the exercise price of the cancelled SAR).

     (d) In any calendar year, no Eligible Individual may receive Awards covering more than 2,000,000 shares of the Company's Stock if the Award is denominated in or valued by reference to a number of shares. Such number of shares shall be adjusted in accordance with Section 14 hereof. In addition, with respect to Phantom Stock and/or Performance Shares that are denominated in dollars and payable in cash, no Eligible Individual may receive Awards in excess of $750,000 in any calendar year.

     (e) Notwithstanding anything in this Section 4 to the contrary, Options or SARs awarded after December 31, 2004 may only be granted only to individuals who provide direct services on the date of grant of the Option or SAR to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest within the meaning of Treasury Regulation ss. 1.409A-1(b)(5)(iii)(E) in each entity in the chain.

                                    SECTION 5

                                  STOCK OPTIONS
                                  -------------

     (a) With respect to Options and SARs, the Committee shall (i) authorize the granting of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, nonqualified stock options and SARs;
(ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a SAR;
(iii) determine whether such Stock shall be Restricted Stock; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of a SAR; provided, however, that the aggregate Fair Market Value (determined as of the date of Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Eligible Individual under this Plan may first become exercisable in any calendar year shall not exceed $100,000, and provided, further, that, effective June 30, 2003, no non-employee director shall be permitted to receive his annual retainer fees in the form of Options.

     (b) The exercise period for a nonqualified stock option shall be 10 years from the date of grant or such shorter period as may be specified by the Committee at the time of grant. The exercise period for an incentive stock option, including any extension which the Committee may from time to time decide to grant, shall not exceed 10 years from the date of grant; provided, however, that, in the case of an incentive stock option granted to an Eligible Individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

     (c) The Option price per share or exercise price of an SAR shall be determined by the Committee at the time any Option or SAR is granted and shall be not less than the Fair Market Value, or, in the case of an incentive stock option granted to a 10% Stockholder, 110% of the Fair Market Value, disregarding any restrictions in the case of Restricted Stock, on the date the Option is granted, as determined by the Committee; provided, however, that such price shall be at least equal to the par value of one share of Stock; provided further, however, that in the discretion of the Committee, and if it does not cause the Option to be subject to Section 409A, in the case of a nonstatutory stock option or SAR, the Option price per share or the exercise price of a SAR may be less than the Fair Market Value in the case of an Option or SAR granted in order to induce an individual to become an employee of a Participating Company or in the case of an Option or SAR granted to a new or prospective employee in order to replace stock options, SARs or other long-term incentives under a program maintained by a prior employer which are forfeited or cease to be available to the new employee by reason of his termination of employment with his prior employer. In the case of an Option or SAR granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became employees of the Company as a result of merger, consolidation, acquisition or other corporate transaction involving the Company, provided it does not cause the Option or SAR to be subject to Section 409A, an Option price (or SAR exercise price) per share may be used that reasonably preserves the value of the previously granted award.

     (d) No part of any Option may be exercised (i) until the Participant who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date on which the Option is granted as the Committee may specify and (ii) until achievement of such performance of other criteria, if any, by the Participant, as the Committee may specify. An Option shall commence to be exercisable no earlier than six months following the date the Option is granted. The Committee may further require that an Option become exercisable in installments.

     (e) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, Stock, or with respect to nonqualified options, Restricted Stock already owned by the optionee (subject to any minimum holding period specified by the Committee), having a total Fair Market Value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total Fair Market Value, as so determined, equal to the purchase price; provided, however, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock, the Stock received upon the exercise of the Option shall be Restricted Stock at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock paid on the exercise of the Option. The Committee may provide that a Participant who delivers shares of Stock to the Company, or sells shares of Stock and applies all of the proceeds, (a) to pay, or reimburse the payment of the exercise price of shares of Stock acquired under an employee stock option or to purchase shares of Stock under an employee award or grant, an employee purchase plan or program or any other stock-based employee benefit or incentive plan (whether or not such award or grant is under this Plan) and/or (b) to pay federal or state income taxes resulting from the exercise of such Options or the purchase of shares of Stock pursuant to any such grant, award, plan or program, shall receive a replacement Option under this Plan to purchase a number of shares of Stock equal to the number of shares of Stock delivered to the Company, or sold, the proceeds of the sale of which are applied as aforesaid in this sentence. The replacement Option shall have an exercise price equal to Fair Market Value on the date of such payment and shall include such other terms and conditions as the Committee may specify.

     (f) (i) Upon the Termination Without Cause of a Participant holding Options, his or her Options may be exercised to the extent exercisable on the date of Termination Without Cause, at any time and from time to time within 90 days of the date of such termination. The Committee, however, in its discretion, may provide that any Option of such a Participant which is not exercisable by its terms on the date of Termination Without Cause will become exercisable in accordance with a schedule (which may extend the time limit referred to above, but not later than the final expiration date specified in the Option Award Agreement) to be determined by the Committee at any time during the period that any other Options held by the Participant are exercisable.

          (ii) Upon the death, retirement, or Total Disability (during a Participant's employment or within three months after the termination of employment for any reason other than termination for cause) of a Participant holding an Option or SAR, his or her Options and SARs may be exercised only to the extent exercisable at the time of death, retirement or Total Disability (or such earlier termination of employment), at any time and from time to time 90 days after such death, retirement or Total Disability. Notwithstanding the foregoing, for all Options or SARs that were awarded prior to December 1, 2004, such Options and SARs may be exercised only to the extent exercisable at the time of death, or Total Disability (or such earlier termination of employment) from time to time
     (A) in the event of death or Total Disability, within the 12 months following death or Total Disability or (B) in the event of such termination of employment followed by death or Total Disability within the 3 months after such termination, within the 12 months following such termination. The Committee, however, in its discretion, may provide that any Options outstanding but not exercisable at the date of the first to occur of death, retirement or Total Disability will become exercisable in accordance with a schedule (which may extend the limits referred to above, but not to a date later than the final expiration date specified in such Option Award Agreement) to be determined by the Committee at any time during the period while any other Option held by the Participant is exercisable.

          (iii) Upon death, Total Disability, retirement, or Termination Without Cause of a Participant holding an Option(s) who is immediately eligible to receive benefits under the terms of the Frontier Pension Plans, his or her Options or SARs that were awarded prior to December 1, 2004, may be exercised in full as to all shares covered by Option Award Agreements (whether or not then exercisable) at any time, or from time to time, but no later than the expiration date specified in such Option Award Agreement as specified in Section 5(b) above or, in the case of incentive Options, within one year following such death, Total Disability or Termination Without Cause. This paragraph (iii) does not apply to any Option or SAR that was awarded on or after December 1, 2004.

          (iv) If the employment of a Participant holding an Option is terminated for deliberate, willful or gross misconduct, as determined by the Company, all rights of such Participant and any Family Member or Family Trust or other transferee to which such Participant has transferred his or her Option shall expire upon receipt by the Participant of the notice of such termination.

          (v) In the event of the death of a Participant, his or her Options may be exercised by the person or persons to whom the Participant's rights under the Option pass by will, or if no such person has such right, by his or her executors or administrators or Beneficiary. The death of a Participant after Total Disability or Termination Without Cause will not adversely effect the rights of a Participant or anyone entitled to the benefits of such Option.

     (g) Except as otherwise determined by the Committee, no Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution, unless the Committee determines that an Option may be transferred by a Participant to a Family Member or Family Trust or other transferee. Such transfer shall be evidenced by a writing from a grantee to the Committee or Committee's designee on a form established by the Committee. Absent an authorized transfer during the lifetime of the Participant, an Option shall be exercisable only by him or her by his or her guardian or legal representative.

     (h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

     (i) If authorized by the Committee in its sole discretion, the Company may accept the surrender of the right to exercise any Option granted under the Plan as to all or any of the shares of Stock as to which the Option is then exercisable, in exchange for payment to the optionee (in cash or shares of Stock valued at the then Fair Market Value) of an amount not to exceed the difference between the option price and the then Fair Market Value of the shares as to which such right to exercise is surrendered.


                                    SECTION 6

                               PERFORMANCE SHARES
                               ------------------

     (a) The Committee shall determine a Performance Period and shall determine the performance targets for Performance Shares. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

     (b) Performance targets may vary from Participant to Participant and between groups of Participants and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. For Performance Shares that are intended to qualify under the Performance-Based Exception, the Committee will establish in writing, during the first 90 days of the specified Performance Period, one or more specified performance targets and the maximum available upon achievement of such performance targets. The Committee may also establish lower reward levels for lower levels of achievement of the specified performance targets. No payment will be made under such Performance Shares if the minimum performance target for the Performance Shares is not met. The performance targets to be used for this purpose may be based on any of the following business performance measures: earnings before income taxes, depreciation and amortization, or EBITDA; operating cash flow; free cash flow; free cash flow per share; earnings per share; economic value added; revenue; net income; operating profit; operating margin; total return to stockholders; debt/capital ratio; return on total capital; return on equity or assets; cost control; common stock price; capital expenditures; price/earnings growth ratio; and book value per share. The Committee may establish other performance measures for Performance Shares that are not intended to qualify under the
Performance-Based Exception. The performance targets may be measured individually, alternatively or in any combination, and they may be established based on Company-wide objectives or objectives related to a specific division, subsidiary, affiliate, department, region or function in which the Participant is employed. If more than one performance target is specified by the Committee, the Committee shall also specify, in writing, whether one, all or some other number of such performance targets must be attained in order for such Award to qualify for the Performance-Based Exception. The Committee may provide in writing, as part of establishing the performance targets, for how performance will be measured against a target to reflect the impact of special charges or income, accounting or tax law changes and any other extraordinary or nonrecurring items.

     (c) If during the course of a Performance Period there shall occur a significant event as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance target applicable to a Performance Share for such period, the Committee may (following the occurrence of the event) adjust the targets applicable to the Performance Share, or provide for the manner in which performance will be measured against the targets with respect to the Performance Share, to reflect the impact of the event, provided that such action will not adversely affect the availability of the Performance-Based Exception with respect to the Performance Share.

     (d) If a Participant terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or a significant event, as determined by the Committee, that Participant shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance targets satisfied at the end of such period and (ii) prorated for the portion of the Performance Period during which the Participant was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Participant. If a Participant terminates service with all Participating Companies during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

     (e) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Any dividends or distributions payable on Performance Shares (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Performance Shares, unless the grant provides otherwise. Except as otherwise provided in this Section 6, no Performance Shares awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Performance Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.


                                    SECTION 7

                                RESTRICTED STOCK
                                ----------------

     (a) Restricted Stock may be received by a Participant either as an Award or as the result of an exercise of an Option or as payment for a Performance Share. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate. To the extent that Restricted Stock is intended to qualify under the Performance-Based Exception, the grant of the Restricted Stock shall be conditioned on (or the applicable restrictions on the Restricted Stock shall include) the achievement during a Performance Period of one or more performance targets based on one or more of the performance measures specified in Section 6. In this case, the rules in Section 6 for specifying and applying performance targets, for establishing the maximum available and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply.

     (b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period unless the Committee determines that an Award may be transferred by a Participant to a Family Member or Family Trust or other transferee; provided, however, that for Awards of Restricted Shares that were made prior to December 1, 2004, the Restriction Period for any Participant shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Participant's (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant is immediately eligible to receive benefits under the terms of Frontier Pension Plans, or with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

     (c) Except for those circumstances specifically identified in the preceding subsection (b) that apply to Awards of Restricted Shares that were made prior to December 1, 2004, if a Participant's employment with all Participating Companies terminates for any reason or in the event of the Participant's death, in each case, before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

     (d) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock delivered under the Plan may be held in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require as a condition of any receipt of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

     (e) Nothing in this Section 7 shall preclude a Participant from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

     (f) Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Restriction Period with respect to the number of shares of Restricted Stock credited to a Participant shall be paid to the Participant within 30 days after each dividend becomes payable, unless, at the time of the Award, the Committee determines that the dividends should be reinvested in additional shares of Restricted Stock, in which case additional shares of Restricted Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Restricted Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when and if as restrictions lapse on the underlying shares of Restricted Stock, unless the grant provides otherwise.


                                    SECTION 8

                                   (RESERVED)
                                    --------



                                    SECTION 9

                            OTHER STOCK-BASED AWARDS
                            ------------------------

     Phantom Stock may be credited to an Eligible Individual either as an Award or as the result of an exercise of an Option or as payment for a Performance
Share. Each share of Phantom Stock may be paid in whole shares of Stock, including Restricted Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Phantom Stock or otherwise, commencing as soon as practicable after the payment date designated by the Committee. Any dividends or distributions payable on Phantom Stock (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Phantom Stock, unless the grant provides otherwise. To the extent that Phantom Stock is intended to qualify under the Performance-Based Exception, either the initial grant or the ultimate payment of the Phantom Stock shall be made subject to the achievement during a Performance Period of one or more performance targets based on one or more of the performance measures specified in Section 6. In this case, the rules in Section 6 for specifying and applying performance targets, for establishing the maximum available and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply.

     Except as otherwise provided in this Section 9, no Phantom Stock awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.

     The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value or Fair Market Value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards. To the extent that any such Award is intended to qualify under the Performance-Based Exception, either the initial grant or the ultimate payout of the Award shall be made subject to the achievement during a Performance Period of one or more performance targets based on one or more of the performance measures specified in Section 6. In this case, the rules in Section 6 for specifying and applying performance targets, for establishing the maximum available and any lesser reward levels, and for otherwise complying with the Performance-Based Exception shall apply. To the extent an Award described in this paragraph is a 409A Award (as defined in Section 17) and is subject to a substantial risk of forfeiture within the meaning of Section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be provided in full not later than the 60th day following the date there is no longer such a substantial risk of forfeiture with respect to the Award, unless the Committee shall clearly and expressly provide otherwise with respect to the Award.



                                   SECTION 10

                        CERTIFICATES FOR AWARDS OF STOCK
                        --------------------------------

     (a) Subject to Section 7(d), each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares or have their shares registered for their account in book entry form by the Company's transfer agent. In the instance of a certificate, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     (b) The Company shall not be required to issue or deliver any shares or certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted, and (ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of such shares under any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     (c) All shares and certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities or regulatory laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 10(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     (d) Except for the restrictions on Restricted Stock under Section 7, each Participant who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Participant awarded an Option or a Performance Share shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of certificate or certificates for such shares.

     No Participant awarded Phantom Stock or other share units shall have any right as a stockholder with respect to any shares whose value is used to determine the value of such Phantom Stock or share units; provided, however, that this sentence shall not preclude any Award of Phantom Stock or share units from providing dividend equivalent rights or payouts to the Participant in the form of shares of the Company's Stock (and the Participant shall have full stockholder rights with respect to any such paid out shares).



                                   SECTION 11

                                   BENEFICIARY
                                   -----------

     (a) Each Eligible Individual shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Individual may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Individual's death, and in no event shall it be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Eligible Individual or if such designation conflicts with law, the Eligible Individual's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.


                                   SECTION 12

                           ADMINISTRATION OF THE PLAN
                           --------------------------

     (a) The Plan shall be administered by the Committee, as appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be both a member of the Board and shall satisfy the "non-employee director" or similar successor requirements, if any, of Rule 16b-3 under the Exchange Act and the "outside director" or similar successor requirements, if any, of Section 162(m) of the Code and the regulations promulgated thereunder.

     (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole and absolute discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award Agreement and define the terms employed in the Plan or any agreement, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

     (d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

     (e) The Committee's decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Awards, Participants or Eligible Individuals, whether or not such Awards are similar or such Participants or Eligible Individuals are similarly situated.

     (f) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     (g) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

     (h) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the members or former member may have as directors or under the by- laws of the Company or otherwise.

     (i) The Committee's determination that an Option, Performance Share, Restricted Stock or other Stock-based Awards may be transferred by a Participant to a Family Member or Family Trust or other transferee may be set forth in determinations pursuant to Section 12(c), rules and regulations of general application adopted pursuant to Section 12(d), in the written Award Agreement, or by a writing delivered to the Participant made any time after the relevant Award or Awards have been granted, on a case-by-case basis, or otherwise. In any event, the transferee or Family Member or Family Trust shall agree in writing to be bound by all the provisions of the Plan and the Award Agreement, and in no event shall any such transferee have greater rights under such Award than the Participant effecting such transfer.

     (j) With respect to credits, shares, cash or other property credited to a Participant by reason of dividends or distributions, if the Committee shall so determine, all such credits, shares, cash or other property to a Participant shall be paid to the Participant periodically at the end of the applicable period, whether or not the performance, employment or other standards (or lapse of time) upon which such Award is conditioned have been satisfied.



                                   SECTION 13

                           AMENDMENT OR DISCONTINUANCE
                           ---------------------------

     The Board may, at any time, amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendments shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any Participant who has received a previously granted Award without his or her consent unless the amendment or termination is necessary or desirable (i) for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement, or (ii) to avoid any adverse consequences under Section 162(m) of the Code, Section 409A or any requirement of a securities exchange or association or regulatory or self-regulatory body.

                                   SECTION 14

                 ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK
                 ----------------------------------------------

     In the event of a change in corporate capitalization, stock split or stock dividend, the number of shares purchasable upon exercise of an Option shall be increased to the new number of shares which result from the shares covered by the Option immediately before the change, split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same.

     In the event of any other change in corporate capitalization, or a corporate transaction, such as any merger of a corporation into another corporation, any consolidation of two or more corporations into another corporation, any separation of a corporation (including a spinoff or other distribution of stock or property by a corporation), any reorganization of a corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by a corporation or other similar event which could distort the implementation of the Plan or the realization of its objectives, the Committee shall make an appropriate adjustment in the number of shares of Stock (i) which are covered by the Plan, (ii) which may be granted to any one Eligible Individual and which are subject to any Award, and the purchase price therefor, and in terms, conditions or restrictions on securities as the Committee deems equitable, with the objective that the securities covered under the Plan or an Award shall be those securities which a Participant would have received if he or she had exercised his or her Option prior to the event or been entitled at that time to his or her Restricted Stock or Performance Shares.

     All such events occurring between the effective date of the Option and its exercise shall result in an adjustment to the Option terms.



                                   SECTION 15

                                CHANGE IN CONTROL
                                -----------------

     Awards may include, or may incorporate from any relevant guidelines adopted by the Committee, terms which provide that any or all of the following actions or consequences, with any modifications adopted by the Committee, may occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of Participants:

     (a) Any Options outstanding at least six months as of the date of Change in Control shall, if held by a current employee of the Company, become immediately exercisable in full. In addition, all Participants may, regardless of whether still an employee of the Company, elect to cancel all or any portion of any Option or Award no later than 90 days after the Change in Control, in which event the Company shall pay to such electing Participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Performance Shares or Restricted Stock, subject to the Option or of the portion thereof so canceled over the option price for such shares; provided, however, that no Participant shall have the right to elect cancellation unless and until at least 6 months have elapsed after the date of grant of the Option.

     (b) Any Performance Periods shall end and the Company shall pay each Participant an amount in cash equal to the value of such Participant's Performance Shares, if any, based upon the Stock's Current Market Value in full settlement of such Performance Shares.

     (c) Any Restriction Periods shall end and the Company shall pay each Participant an amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, each Participant in exchange for such Restricted Stock.

     (d) The Company shall pay to each Participant all amounts due, if any, deferred by or payable under Awards granted to such Participant under the Plan, which are not Performance Shares or Restricted Stock, in accordance with the terms provided by the Committee at the time of deferral or grant.

     (e) For purpose of this Section 15, "Current Market Value" means the highest Fair Market Value during the period commencing 30 days prior to the Change in Control and ending 30 days after the Change in Control (the "reference period"); provided that, if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock, or another transaction approved by shareholders of the Company, Current Market Value means the higher of (i) the highest Fair Market Value during the reference period, or
(ii) the highest price paid per share of Stock pursuant to such tender offer, exchange offer or transaction. Notwithstanding the preceding provisions of this subsection, in the case of any Option that is granted or becomes exercisable after December 31, 2004 (or that is "materially modified" within the meaning of Section 409A after October 3, 2004) Current Market Value shall not be greater than the largest amount that will not cause the Option to become subject to
Section 409A.



                                   SECTION 16

                                  MISCELLANEOUS
                                  -------------

     (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

     (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     (c) No Eligible Individual or Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

     (d) Absence on leave approved by a duly constituted officer of the Company (a "Company approved leave") shall not be considered termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave. Notwithstanding the preceding sentence, if an Award that is covered by Section 409A is to be distributed upon "separation from service" within the meaning of Section 409A, a Company approved leave shall be considered to result in a separation from service to the extent necessary for compliance with Section 409A.

     (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     (f) The right of any Participant or other person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary or transferee, Family Trust or Family Member, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary, taking into account the expressed wishes of the Participant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

     (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review upon request to all Eligible Individuals at all reasonable times at the Company's administrative offices.

     (h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or the Participant to deliver to the Company shares of Stock owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes, or otherwise permit a cashless exercise.

     (i) All elections, designations, requests, notices, instructions and other communications from an Eligible Individual, Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or transmitted by facsimile copy or delivered to such location as shall be specified by the Committee.

     (j) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (k) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

     (l) The Plan and the grant, exercise and carrying out of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to all required or otherwise appropriate approvals and authorizations by any governmental or regulatory agency or commission. The Company shall have no obligation of any nature hereunder to any Eligible Individual, Participant or any other person in the absence of all necessary or desirable approvals or authorizations and shall have no obligation to seek or obtain the same.

     (m) Whenever possible, each provision of this Plan and any Award Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any such provision is held to be ineffective, invalid, illegal or unenforceable in any respect under the applicable laws or regulations of the United States or any state, such ineffectiveness, invalidity, illegality or unenforceability will not affect any other provision but this Plan and any such agreement will be reformed, construed and enforced so as to carry out the intent hereof or thereof and as if any invalid or illegal provision had never been contained herein.

     (n) For any Award that is intended to qualify for the Performance-Based Exception, (i) the Committee shall interpret the Plan in light of Section 162(m) of the Code and the guidance thereunder; (ii) the Committee shall have no discretion to amend the conditions on the grant or payout of the Award or to amend the terms of the Award in any way that would adversely affect the availability of the Performance-Based Exception with respect to such Award,
(iii) such Award shall not be granted, settled or paid out, whichever applies under the performance conditions for such Award, until the Committee shall determine and certify in writing that the applicable performance targets with respect to such Award were satisfied, which determination and certification shall be made within 60 days following the end of the applicable Performance Period, (iv) where the grant of the Award is performance conditioned, such grant shall be subject to the Committee's discretion to reduce (but not increase) the grant the Participant will receive as a result of the certification of the performance targets, and (v) where the settlement or payout of the Award is performance conditioned, to the extent provided in the Award Agreement the settlement or payout of such Award shall be subject to the Committee's discretion to reduce (but not increase) what the Participant will receive as a result of the certification of the performance targets. In exercising such discretion to decrease what the Participant will receive, the Committee may consider performance with respect to one or more targets, without regard to whether these targets are based on performance measures listed in Section 6(b).

     (o) At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards (as defined in Section 17 below), in accordance with the requirements of Section 409A, unless an exemption from Section 409A is available and applicable, (ii) to maintain the exemptions from Section 409A of Options, SARs and Restricted Stock and any Awards designed to meet the short-deferral exception under Section 409A, and (iii) to preserve the status of deferrals of compensation that were earned and vested prior to January 1, 2005 as exempt from
Section 409A, i.e., to preserve the grandfathered status of such deferrals. To the extent there is a conflict between the provisions of the Plan relating to compliance with Section 409A and the provisions of any award agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A to the extent such discretionary authority would conflict with Section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Section 409A by reason of Section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). In the event that any Award shall be deemed not to comply with Section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a "protected party") shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

     (p) The Committee, in its discretion, may defer the payment of an Award, if such payment would cause the annual remuneration of a Participant, who is a Covered Employee to be nondeductible because it exceeds $1,000,000. Any such deferral shall be clearly and expressly provided for by the Committee and, in the case of 409A Awards (as defined in Section 17 below) shall be subject to the limitations set forth in the next sentence. Any such deferral (i) shall be until the earlier of (A) the Participant's separation from service (within the meaning of Section 409A and subject to the last sentence of subsection (o) above in the case of a specified employee), or (B) the next succeeding year (or years) in which the deduction of the payment will not be barred by application of Section 162(m) of the Code, (ii) is conditioned on all payments to similarly situated Award recipients being treated in a reasonably consistent manner, (iii) is conditioned on all payments to the Award recipient that could also be deferred on the basis of nondeductibility under Section 162(m) of the Code being similarly delayed, and (iv) shall not be applied to payments under Options or SARs.

     (q) The Plan shall be construed and governed under the laws of the State of Delaware.

                                   SECTION 17

                     EFFECTIVE DATE AND STOCKHOLDER APPROVAL
                     ---------------------------------------

     The Plan was originally adopted effective May 18, 2000, subject to stockholder approval at the 2001 Annual Meeting. Any Awards granted prior to the 2001 Annual Meeting were made subject to the receipt of such approval. No Awards will be granted under the Plan after the expiration of ten years from this original Effective Date. The first amendment and restatement of the Plan was effective May 18, 2007, upon stockholder approval at the 2007 Annual Meeting. The first amendment and restatement was intended to allow Plan Awards to comply with the Performance-Based Exception. This second amendment and restatement of the Plan was adopted in October 2008 to be generally effective as of January 1, 2005, in order to ensure compliance with Section 409A in the case of "409A Awards," i.e., all Plan Awards that were not both earned and vested as of December 31, 2004, and all other Plan Awards that were materially modified after October 3, 2004, determined in each case within the meaning of Section 409A.